OAKWOOD MORTGAGE INVESTORS, INC. 1997-B     REPORT DATE:  June 6, 1997
          OAKWOOD ACCEPTANCE CORP. -  SERVICER        POOL REPORT #   1
          REMITTANCE REPORT                           Page 1 of 6
          REPORTING MONTH:  May-97



                    Scheduled Principal Balance of Contracts
 ---------------------------------------------------------------------------------------------------------------------------------

 Beginning                                                                              Ending              Scheduled
 Principal                Scheduled        Prepaid      Liquidated  Contracts           Principal           Gross         Servicing
 Balance                  Principal        Principal    Principal   Repurchased         Balance             Interest        Fee
 ----------------------------------------------------------------------------------------------------------------------------------


    178,456,192.87    (270,716.91)    (1,224,243.03)       0.00          0.00       176,961,232.93      1,546,404.85      148,713.49
 =================================================================================================================================



Scheduled                                           Amount
Pass Thru        Liquidation      Reserve        Available for       Limited              Total
Interest           Proceeds       Fund Draw      Distribution        Guarantee         Distribution
-----------------------------------------------------------------------------------------------------


1,397,691.36           0.00            0.00         3,041,364.79          0.00          3,041,364.79
======================================================================================================




Class M Liquidity
 Account
Beginning                             Investment   Balance Before         Reserve   Reserve        Balance After
 Balance        Deposits    Distrib.   Interest  Current Distribution   Fund Draw  Fund Deposit   Current Distribution     Excess
-----------------------------------------------------------------------------------------------------------------------------------


  0.00           0.00         0.00      0.00                0.00            0.00      303,516.56     303,516.56              0.00
==================================================================================================================================

 Reserve Fund Required Balance
 ---------------------------------------------------
 Before Current          After Current
 Distribution            Distribution
 ---------------------------------------------------

  303,516.56                303,516.56
 ===================================================

  Class B-1
Liquidity Account
 Beginning                            Investment     Balance Before         Reserve     Reserve      Balance After
  Balance     Deposits    Distrib.    Interest    Current Distribution     Fund Draw  Fund Deposit  Current Distribution     Excess
-----------------------------------------------------------------------------------------------------------------------------------

   0.00        0.00         0.00       0.00                 0.00          0.00         183,243.46      183,243.46            0.00
===================================================================================================================================




   Reserve Fund Required Balance
   ---------------------------------------------------
   Before Current          After Current
   Distribution            Distribution
   ---------------------------------------------------

      328,464.38                 328,464.38
   ===================================================




     Certificate Account
----------------------------------------------------------------------------------------------------------------

 Beginning                            Deposits                                 Investment            Ending
  Balance           Principal         Interest         Distributions            Interest             Balance
----------------------------------------------------------------------------------------------------------------

 0.00             1,293,069.13       396,208.10             0.00                1,778.49         1,691,055.72
================================================================================================================




                  P&I Advances at Distribution Date
----------------------------------------------------------------------

  Beginning        Recovered              Current        Ending
   Balance           Advances              Advances       Balance
-----------------------------------------------------------------------

 0.00            (18,162.13)              72,855.32      91,017.45
=======================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B       REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER          POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:  May-97                      Page 2 of 6


Class B Crossover Test                                                   Test Met?
----------------------------------------------------------------         -------------

(a) Remittance date on or after December 2001                                    N

(b) Average 60 day Delinquency rate <= 5%                                   #DIV/0!

(c) Average 30 day Delinquency rate <= 7%                                   #DIV/0!

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates



                      Dec 2001- May 2003             7%                           N
                      June 2003-May 2004             8%                           N
                      June 2004 and thereafter       9%                           N



(e) Current realized loss ratio <=    2.75%                                       Y

(f) Does Class B Percentage equal or
     exceed                           25.375%
     of stated scheduled pool balance

                      Beginning B-1 balance                     16,953,000.00
                      Beginning B-2 balance                      8,923,192.00
                                                             -----------------

                                                                25,876,192.00
                      Divided by beginning pool
                      balance                                  178,456,192.87
                                                             ----------------
                                                                        14.500%     N
                                                             =================







 Average 60 day delinquency ratio:


                            Over 60s             Pool Balance            %
                        ------------------------------------------------------

   Current Mo             0.00                  176,961,232.93         0.00%
   1st Preceding Mo       0.00                            0.00       #DIV/0!
   2nd Preceding Mo       0.00                            0.00       #DIV/0!
                                                       Divided by        3
                                                                    ----------
                                                                     #DIV/0!
                                                              =================

   Average 30 day delinquency ratio:


                          Over 30s                Pool Balance           %
                       --------------------------------------------------------

   Current Mo           509,590.14              176,961,232.93         0.29%
   1st Preceding Mo           0.00                        0.00       #DIV/0!
   2nd Preceding Mo           0.00                        0.00       #DIV/0!
                                                            Divided by    3
                                                                     ----------
                                                                     #DIV/0!
                                                                     ==========

   Cumulative loss ratio:

                                 Cumulative losses            0.00
                                                        -----------
   Divided by Initial Certificate Principal          178,456,192.00     0.000%
                                                                       ========



   Current realized loss ratio:
                                   Liquidation                Pool
                                       Losses                 Balance
                                 ---------------------------------------------

   Current Mo                            0.00           176,961,232.93
   1st Preceding Mo                      0.00                     0.00
   2nd Preceding Mo                      0.00                     0.00
                                                                         0.000%
                                                                      ==========

 OAKWOOD MORTGAGE INVESTORS, INC. 1997-B  REPORT DATE:  June 6, 1997
 OAKWOOD ACCEPTANCE CORP. -  SERVICER     POOL REPORT #  1
 REMITTANCE REPORT                        Page 3 of 6
 REPORTING MONTH:  May-97



                                                 Delinquency Analysis

                                               31 to 59 days              60 to 89 days      90 days and Over    Total Delinq.
                  No. of        Principal                  Principal          Principal           Principal               Principal
                  Loans         Balance       #            Balance      #     Balance        #    Balance        #          Balance
                  -----------------------------------------------------------------------------------------------------------------


  Excluding Repos  5,380      176,961,232.93   17       509,590.14      0       0.00        0       0.00        17        509,590.14

            Repos      0                0.00    0             0.00      0       0.00        0       0.00         0              0.00
                  ----------------------------------------------------------------------------------------------------------------

            Total  5,380      176,961,232.93   17       509,590.14      0       0.00        0       0.00        17        509,590.14
                  =================================================================================================================

                                                                                                               0.3%           0.29%
                                                                                                              =====================



                                                             Repossession Analysis
                         Active Repos                       Reversal          Current Month
                          Outstanding                      (Redemption)           Repos                  Cumulative Repos
                                      Principal                Principal                  Principal                 Principal
                          #            Balance        #          Balance        #          Balance        #          Balance
----------------------------------------------------------------------------------------------------------------------------


 Excluding Repos                                       0         0.00                                     0          0.00

           Repos


           Total






OAKWOOD MORTGAGE INVESTORS, INC. 1997-B        REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER           POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:  May-97                       Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                              Liquidated                                                              Net
     Account     Customer     Principal       Sales       Insur.       Total      Repossession     Liquidation
      Number       Name        Balance       Proceeds    Refunds      Proceeds      Expenses         Proceeds
-----------------------------------------------------------------------------------------------------------------

                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                                                         0.00                              0.00
                                  -------------------------------------------------------------------------------
                                    0.00          0.00        0.00       0.00        0.00                  0.00
                                  ===============================================================================












                                      Net                    Current
         Unrecov.                  Pass Thru                Period Net       Cumulative
         Advances                   Proceeds               Gain/(Loss)       Gain/(Loss)
----------------------------------------------------------------------------------------

                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
                                       0.00                   0.00
---------------------------------------------------------------------------------------
                0.00                   0.00                   0.00                 0.00
=======================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B            REPORT DATE: June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #1
REMITTANCE REPORT
REPORTING MONTH:  May-97                           Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL



                                 Original             Beginning       Beginning               Current             Current
            Cert.               Certificate          Certificate     Carryover              Principal           Principal
            Class                Balances             Balances        Principal                 Due                Paid
------------------------------------------------------------------------------------------------------------------------------

A-1                            33,741,000.00         33,741,000.00          0.00                1,494,959.94        1,494,959.94
A-1 Outstanding Writedown                                     0.00                                      0.00

A-2                            32,767,000.00         32,767,000.00          0.00                        0.00                0.00
A-2 Outstanding Writedown                                     0.00                                      0.00

A-3                            22,379,000.00         22,379,000.00          0.00                        0.00                0.00
A-3 Outstanding Writedown                                     0.00                                      0.00

A-4                            14,096,000.00         14,096,000.00          0.00                        0.00                0.00
A-4 Outstanding Writedown                                     0.00                                      0.00

A-5                            33,982,000.00         33,982,000.00          0.00                        0.00                0.00
A-5 Outstanding Writedown                                     0.00                                      0.00



M                              15,615,000.00         15,615,000.00          0.00                        0.00                0.00
M Outstanding Writedown                                       0.00                                      0.00

B-1                            16,953,000.00         16,953,000.00          0.00                        0.00                0.00
B-1 Outstanding Writedown                                     0.00                                      0.00

B-2                             8,923,192.00          8,923,192.00          0.00                        0.00                0.00
B-2 Outstanding Writedown                                     0.00                                      0.00



                             ----------------------------------------------------------------------------------------------------

                              178,456,192.00        178,456,192.00          0.00                1,494,959.94        1,494,959.94
                             ===================================================================================================





                                    Ending                        Ending                                         Principal Paid
                                   Carryover   Writedown       Certificate                     Pool                Per $1,000
                                   Principal    Amounts          Balances                     Factor               Denomination
-------------------------------------------------------------------------------------------------------------------------------



A-1                                   0.00        0.00         32,246,040.06                      95.56931%              44.31
A-1 Outstanding Writedown                         0.00                  0.00                          0.00                0.00

A-2                                   0.00        0.00         32,767,000.00                     100.00000%               0.00
A-2 Outstanding Writedown                         0.00                  0.00                          0.00                0.00

A-3                                   0.00        0.00         22,379,000.00                     100.00000%               0.00
A-3 Outstanding Writedown                         0.00                  0.00                          0.00                0.00

A-4                                   0.00        0.00         14,096,000.00                     100.00000%               0.00
A-4 Outstanding Writedown                         0.00                  0.00                          0.00                0.00

A-5                                   0.00        0.00         33,982,000.00                     100.00000%               0.00
A-5 Outstanding Writedown                         0.00                  0.00                          0.00                0.00

M                                     0.00        0.00         15,615,000.00                     100.00000%               0.00
M Outstanding Writedown                           0.00                  0.00                          0.00                0.00

B-1                                   0.00        0.00         16,953,000.00                     100.00000%               0.00
B-1 Outstanding Writedown                         0.00                  0.00                          0.00                0.00

B-2                                   0.00        0.00          8,923,192.00                     100.00000%               0.00
B-2 Outstanding Writedown                         0.00                  0.00                          0.00                0.00


                                      ---------------------------------------

                                      0.00        0.00        176,961,232.06
                                      =======================================




OAKWOOD MORTGAGE INVESTORS, INC. 1997-B             REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                POOL REPORT #  1
REMITTANCE REPORT
REPORTING MONTH:    May-97                          Page 6 of 6


CERTIFICATE INTEREST ANALYSIS





     Certificate              Remittance           Beginning         Current                  Total               Interest
        Class                    Rate               Balance          Accrual                  Paid                Shortfall
  ----------------------------------------------------------------------------------------------------------------------------------



A-1                                 6.50000%             0.00          182,763.75             182,763.75                0.00
A-1  Carryover Interest             0.00                 0.00                0.00                   0.00                0.00
A-1  Writedown Interest             0.00                 0.00                0.00                   0.00                0.00

A-2                                 6.75000%             0.00          184,314.38             184,314.38                0.00
A-2  Carryover Interest             0.00                 0.00                0.00                   0.00                0.00
A-2  Writedown Interest             0.00                 0.00                0.00                   0.00                0.00

A-3                                 6.95000%             0.00          129,611.71             129,611.71                0.00
A-3  Carryover Interest             0.00                 0.00                0.00                   0.00                0.00
A-3  Writedown Interest             0.00                 0.00                0.00                   0.00                0.00

A-4                                 7.10000%             0.00           83,401.33              83,401.33                0.00
A-4  Carryover Interest             0.00                 0.00                0.00                   0.00                0.00
A-4  Writedown Interest             0.00                 0.00                0.00                   0.00                0.00

A-5                                 7.37500%             0.00          208,847.71             208,847.71                0.00
A-5  Carryover Interest             0.00                 0.00                0.00                   0.00                0.00
A-5  Writedown Interest             0.00                 0.00                0.00                   0.00                0.00

M                                   7.77500%             0.00          101,172.19             101,172.19                0.00
M  Carryover Interest               0.00                 0.00                0.00                   0.00                0.00
M  Writedown Interest               0.00                 0.00                0.00                   0.00                0.00

B-1                                 7.75000%             0.00          109,488.13             109,488.13                0.00
B-1  Carryover Interest             0.00                 0.00                0.00                   0.00                0.00
B-1  Writedown Interest             0.00                 0.00                0.00                   0.00                0.00

B-2                                 8.07500%             0.00           60,045.65              60,045.65                0.00
B-2  Carryover Interest             0.00                 0.00                0.00                   0.00                0.00
B-2  Writedown Interest             0.00                 0.00                0.00                   0.00                0.00

Limited Guarantee                                        0.00                0.00                   0.00                0.00

X                                                        0.00          338,046.53             338,046.53               (0.00)

R                                                        0.00                0.00                   0.00                0.00

Service Fee                                              0.00          148,713.49             148,713.49                0.00
                                      ----------------------------------------------------------------------------------------------
                                                         0.00        1,546,404.85           1,546,404.85               (0.00)

Disbursed as follows:
---------------------------------------------
X Proceeds to Class A-6 Liquidity Account                                                     303,516.56
X Proceeds to Class B-1 Liquidity Account                                                      34,529.97
Service Fee to Class B-1 Liquidity Account                                                    148,713.49

                                                                                            ---------------
                                                                                            1,059,644.83
                                                                                             =============







                                                               Interest Paid
                Certificate             Ending                  Per $1,000                     Cert.                TOTAL
                   Class                Balance                Denomination                    Class            DISTRIBUTION
 ---------------------------------------------------------------------------------------------------------- -------------------


A-1                                               0.00               5.42                           A-1            1,677,723.69
A-1  Carryover Interest                           0.00               0.00
A-1  Writedown Interest                           0.00               0.00

A-2                                               0.00               5.63                           A-2              184,314.38
A-2  Carryover Interest                           0.00               0.00
A-2  Writedown Interest                           0.00               0.00

A-3                                               0.00               5.79                           A-3              129,611.71
A-3  Carryover Interest                           0.00               0.00
A-3  Writedown Interest                           0.00               0.00

A-4                                               0.00               5.92                           A-4               83,401.33
A-4  Carryover Interest                           0.00               0.00
A-4  Writedown Interest                           0.00               0.00

A-5                                               0.00               6.15                           A-5              208,847.71
A-5  Carryover Interest                           0.00               0.00
A-5  Writedown Interest                           0.00               0.00

M                                                 0.00               6.48                           A-6              101,172.19
M  Carryover Interest                             0.00               0.00
M  Writedown Interest                             0.00               0.00

B-1                                               0.00               6.46                           B-1              109,488.13
B-1  Carryover Interest                           0.00               0.00
B-1  Writedown Interest                           0.00               0.00

B-2                                               0.00               6.73                           B-2               60,045.65
B-2  Carryover Interest                           0.00               0.00
B-2  Writedown Interest                           0.00               0.00

Limited Guarantee                                 0.00                                  Limited Guarantee                  0.00

X                                                (0.00)                                              X               338,046.53

R                                                 0.00                                               R                     0.00

Service Fee                                       0.00                                                               148,713.49
                                        ---------------                                                           -----------------

                                                                                                                   3,041,364.79
                                                 (0.00)                                                           =================
